united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 10/31

Date of reporting period: 10/31/20

Item 1. Reports to Stockholders.

Superfund Managed Futures Strategy Fund

Class A Shares (SUPRX)

Class I Shares (SUPIX)

Annual Report

October 31, 2020

1-855-61-SUPER

www.SuperfundUS.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.superfundus.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholders:

We are pleased to provide you with the Annual Report for the Superfund Managed Futures Strategy Fund (the “Fund”). The Fund’s return for the twelve month period ended October 31, 2020 was 11.00% for Class A shares and 11.05% for Class I Shares. The Fund outperformed its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index*), which returned 0.92% for the same time period.

Performance Review

November 2019

The Fund generated solid overall returns in November (class A: +4.63%; class I: +4.70%), as it benefited from accelerated global growth in the Stock Indices sector due to “Phase One” trade deal negotiations between the US and China, which seemed to have buoyed sentiment. The absence of any further escalation in tariffs filtered through to positive Equity market returns in the US with the CME mini NASDAQ 100 Index*) ending the month as the best performing equity index. On the other hand, lackluster returns were seen in the Bonds sector, whilst Currencies and Grains also delivered weaker performance but still landed in positive territory.

December 2019

The Fund capped a very successful year 2019 by returning +5.04% (for both classes A and I) in the month of December. A welcome pathway towards a potential US-China trade deal, strong economic fundamentals, and surging technology stock prices propelled global equities to all time highs. This translated into the Stock Indices sector dominating the Fund’s overall healthy performance, with lesser but still commendable contributions coming from the Energy sector. The Fund’s long strategy proved very effective in capturing gains on positions held in the CME mini S&P 500 and KSE KOSPI 200 Indices*), as these two markets proved to be this month’s top performers.

January 2020

While strong fundamentals helped to curb the adverse affects of the immergence of a new respiratory illness from mainland China, sectors such as Equities, and Commodity markets with strong ties to Chinese industries felt the brunt of the price routs experienced. The Fund’s positions were aptly placed to take advantage of investor flight from riskier assets and the Fund continued its positive trend into the New Year with returns of +4.30% (class A) and +4.26% (class I). The surge in Bond prices as investors sought more stability led Bonds to be the Fund’s strongest performing sector, while it also performed well in its Commodity positions. The strong returns were only slightly dimmed by subpar returns in Stock Indices and Agricultural markets, as these proved to be the Fund’s only sectors with negative returns.

February 2020

As 2020 entered its second month, the world suffered a rude awakening owing to the outbreak of a new respiratory illness, now labeled COVID-19. In February, the epidemic was the main focus of global markets, disrupting global economic activity – particularly in China – which was the epicenter of the virus. As a result, global Stock Indices saw weekly price declines not seen since the previous recession, and this sector was the Fund’s worst performer, most notably the CME mini S&P 500 Index*). Conversely, the Bonds

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

sector lent the most support since panic-stricken investors sought stability, with the CBT US-Treasury Bond being the Fund’s top performer. Moreover, market participants also flocked towards safe-haven assets such as gold, resulting in the precious metal hitting its highest level in 5-years, and in COMEX Gold being the Fund’s second strongest performing position. Positions in Currencies also benefitted the Fund. The Fund’s positions in these helped curb the losses experienced in its Stock Indices positions, allowing it to end the month just slightly negative at -0.74% for share-class A and -0.73% respectively, for share-class I.

March 2020

This month saw the continued fallout from the COVID-19 pandemic, as global economies braced for a recession. In spite of policymakers rushing to enact massive stimulus packages and central banks cutting rates to help cushion the economic blow from the outbreak, global Equities were dramatically lower this month, ending the bull market. Consequently, the Stock Indices sector was again the Fund’s worst performer. The strong performances of the Currencies (especially the CME Australian Dollar) and Bonds sectors were able to offset these losses. Although the Energy sector also took a loss this month due to a price war initiated by Saudi Arabia and a demand shock caused by the COVID-19 outbreak, the Fund was able to post a positive overall performance of +1.60% (class A) and +1.58% (class I).

April 2020

The Fund navigated an ocean of uncertainties as a result of the COVID-19 pandemic, to return a modest but still commendable profit of +1.26% (class A) and +1.35% (class I) for the month of April. Global Equity markets rebounded strongly on the back of world governments and central banks adding more stimuli to combat the economic slowdown brought on by the pandemic. The Fund no doubt benefited from the upsurge in Equity prices, with the Stock Indices sector adding towards the Fund’s overall positive performance. Despite Energy prices being among the hardest hit as global demand was sucked out of the market, the Energy sector proved to be this month’s highest performing sector for the Fund, as short positions held across various energy markets allowed the Fund’s strategy to capture welcome gains. Although April’s total performance stood above water, negative returns recorded in the Currency and Agricultural sectors were a drag on what was an otherwise good month for the Fund.

May 2020

Plagued by another month of economic uncertainty due to the COVID-19 pandemic, the Fund generated overall negative returns of -2.28% (class A) and -2.36% (class I) in May, as it underperformed in almost all of its major market sectors. The Stock Indices sector however helped to cushion some of the Fund’s subdued performance as Equity markets advanced higher, encouraged by the gradual reopening of the global economy. The Agricultural sector also lent support to the Fund, with positions in CME Live Cattle being amongst the Fund’s top performers for the month. Creating the greatest downward pressure on the Fund was the Energy sector, as the COVID-19 related demand decrease continued to batter global oil markets. Amid high inventory and production levels, positions in NYMEX Crude Oil were amongst the Fund’s worst performers this month.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

June 2020

Civil unrest and the COVID-19 pandemic dominated the headlines in the U.S. this month, as fears continued to surface that an increase in infections and hospitalizations coupled with continued street protests for improved civil rights would slow the U.S. economy’s recovery. However, Equity markets moved into positive territory, largely in part due to the easing of lockdown restrictions associated with the pandemic. As a result, many of the Fund’s positions in Stock Indices, such as the CME mini NASDAQ 100 and CME mini S&P500 indices*) saw strong gains. Conversely, the Fund’s positions in the Currency sector suffered the most, as foreign central banks dialed back currency swaps with the Federal Reserve. Overall, despite global economic uncertainty as the world continued to fight a common enemy, the Fund saw positive overall returns of +1.70% for class A and +1.68% for class I.

July 2020

The attempt by the United States to re-open its economy dominated much of the headlines this month, as the nation saw significant rises in its COVID-19 infections, hospitalizations and deaths. This, coupled with ever present geo-political tensions around the world, threatened to dampen recent US economic recovery. While global stock performance was mixed, US stocks saw strong gains in July, allowing the Fund to generate positive returns in its Stock Indices positions. The appetite for precious metals soared as the pandemic, the global economy, and a falling U.S. dollar helped to push prices higher. Gold prices climbed throughout the month – eclipsing their previous high set in September 2011 – and as the month came to an end, gold stood ready to break the $2,000 per ounce barrier. The Fund capitalized on this strong price movement, making COMEX Gold the best performing position this month for the Fund. This resulted in the Fund generating a solid positive performance of +6.15% and +6.10% for classes A and I, respectively.

August 2020

World economies continued to grapple with the onslaught of COVID-19, as the hot summer months delivered only little relief from the unrelenting spread of the virus. The Fund however followed the gains experienced by global Stock Indices this month. Positions in the US generated the most returns, as the CME mini S&P500, CBT mini Dow Jones and the CME mini Nasdaq100 Indices*) were the top three performing positions for the Fund. The Fund’s performance in the Bonds sector on the other hand retreated to generate negative returns, as its long positions suffered. While the Fund generated positive returns on its Metals positions – as industrial and precious metals benefited from increased demand and their safe-haven status – the Fund unfortunately lost ground in other Commodity markets. In the Currencies sector, the Fund saw positive returns as increased investor interest in the euro region strengthened, due to a more favorable handling of the current pandemic over that of the United States, resulting in a stronger euro and pound, and a weaker dollar. Overall, the Fund lost -1.08% (class A) and - 0.97% (class I).

September 2020

Global economies were cautious this month, due to rising number of corona virus cases in the United States and Europe. As a result, the Fund took a hit, as the equities sector posted negative returns, as hopes for a quick approval of vaccines by the U.S vaned. As a result, positions in the CME mini NASDAQ 100 and HKFE H-Share Indices*) were among the bottom performers in the Fund. Global bond prices had the opposite effect to stock prices, as investor’s appetite became less risky. The Fund’s performance in the Bond sector saw modest gains, which helped to cushion its overall negative performance. Commodity positions saw slim gains despite strong performances in the Fund’s metal positions, as industrial and

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

precious metals benefited from increased demand and their safe-haven status. In the Currencies sector, the Fund saw negative returns as the recent strength in the euro/dollar exchange rate prompted the ECB to intervene verbally after it briefly broke above $1.20 earlier in the month. The Fund returned -5.16% for class A and -5.21% for class I.

October 2020

For the month of October, the Fund returned a subpar performance of -4.19% for class A, and -4.15% for class I. Equity markets tumbled once more leading up to the looming uncertainty of the US presidential election, with the increased likelihood that the US government would not reach a bipartisan agreement on the much anticipated economic stimulus bill. Contributing significantly to the Fund’s decline in performance were its positions in the CBT mini Dow Jones Index*), as investor concerns grew on the renewed surge in corona virus cases. Further losses were curtailed by positions held in European Bonds. In a bid to further curb the spread of the virus, the Governments of Germany and France made the decision to reinstitute restrictions on public social gatherings and lockdown measures. As a result, European equity futures slumped and regional bond prices rose on the potential economic impact. Despite the virus slowing the pace of economic growth, the US economy saw an expansion in the third quarter as US Treasury yields rose to a four month high. However, some of the Fund’s positions US Treasury markets underperformed together with positions in the Energy sector, as demand contracted.

Strategy Summary

To pursue its investment objective, the Fund uses a managed futures strategy and principally invests in commodity, financial futures and foreign currency futures markets. The Fund seeks investment opportunities across many market sectors, including: currencies, interest rates, bonds, stock indices, metals, energy, grains and agricultural sectors.

To implement its strategy, the Fund uses fully automated, proprietary, computerized trading systems that examine a broad array of investments around the world and seek to identify market patterns that offer attractive investment opportunities. The Adviser’s trading strategy analyzes data from more than 120 different futures and forwards markets worldwide on an ongoing basis and also analyzes risks related to position size, market correlation, and market volatility of potential investments.

Impact of COVID-19 Pandemic

Although there can be no assurances and past performance does not guarantee future results, we believe the impact on the Fund’s overall performance of adverse developments in specific market sectors can be mitigated by the Fund’s diversified asset allocation and risk management strategy. As an example, the Fund’s performance was even slightly positive during the months of March and April, while the COVID-19 pandemic was unfolding on a large and global scale. We also note that, during the reporting period, none of the services provided by the Fund’s Adviser or any of its third party service providers were disrupted as a result of the COVID-19 pandemic.

Thank you for your investment in Superfund Managed Futures Strategy Fund.

Gerhard Entzmann

Managing Director

Superfund Advisors, Inc.

(*)	Glossary of Indices mentioned in this document:

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	Tracks the performance of the U.S. dollar denominated U.S. Treasury Bills remaining term to final maturity of 3 months
CBT mini Dow Jones Index	Offers exposure to the 30 U.S. blue-chip companies represented in the stock index
CME mini NASDAQ 100 Index	Offers exposure to a modified capitalization-weighted index of 100 of the largest and most active non-financial, domestic stocks traded on the Nasdaq Stock Market
CME mini S&P 500 Index	Index made up of 500 individual stocks representing the market capitalizations of large US companies
HKFE H-Share Index	Based on shares of companies incorporated in mainland China that are traded on the Hong Kong Stock Exchange.
KSE Kospi 200 Index	The KOSPI 200 Index is a capitalization-weighted index of 200 South Korean stocks

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

7450-NLD-11/25/2020

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

Superfund Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2020

The Fund’s performance figures* for the year ended October 31, 2020, as compared to its benchmark:

		Annualized
	One Year	Three Years	Five Years	Since Inception(a)
Class A	11.00%	4.71%	6.13%	3.67%
Class A with 5.75% load(b)	4.58%	2.67%	4.87%	2.78%
Class I	11.05%	4.83%	6.31%	3.85%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index(c)	0.92%	1.66%	1.20%	0.89%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total returns would have been lower absent the fee waiver noted below. Past performance is no guarantee of future results. The Fund’s total annual operating expenses prior to expense waivers are 3.24% and 2.99% for Class A and Class I shares, respectively, per the February 28, 2020 prospectus (as amended). For performance information current to the most recent month-end, please call toll-free 1-855-61-SUPER.

Effective February 26, 2019, the Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund, including distribution and dervice (12b-1) fees and acquired fund fees and expenses, until February 28, 2022 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 0.00% of average daily net assets attributable to each of Class A and Class I shares, respectively. The Fund’s Rule 12b-1 fee is contractually waived to 0.00% with respect to Class A until February 28, 2022. These agreements may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. There is no guarantee that any of these expense limitation and fee waiver arrangements will continue in place after February 28, 2022, at which time it will be determined whether such agreements will be renewed or revised.

(a)	Superfund Managed Futures Strategy Fund Class A shares and Class I shares commenced operations on December 31, 2013.

(b)	Effective as of February 28, 2020, the Fund has waived the front-end sales charge on all direct purchases of Fund shares and for certain other investors as described in the Fund’s prospectus until February 28, 2022.

(c)	The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Investors cannot invest directly in an index, and index performance does not reflect deductions for fees, expenses or taxes.

Class A

Comparison of the Change in Value of a $10,000 Investment

Class I

Comparison of the Change in Value of a $100,000 Investment

The Fund’s asset classes are as follows:

Holdings by Asset Class	% of Net Assets
Bank Deposits	77.3%
Other Assets Less Liabilities	22.7%
100.0%

The value of the Fund’s derivative positions that provide exposure to a managed futures program is included in “other assets less liabilities”; however, the portfolio composition detailed above does not include derivatives exposure. See the accompanying notes for more information on the impact of the Fund’s derivative positions on the consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
October 31, 2020

Principal		Fair Value
	SHORT-TERM INVESTMENT - 77.3%
	BANK DEPOSITS - 77.3%
$9,669,746	Union Bank Institutional Trust Deposit Account - IV, 0.10% +	$9,669,746
	TOTAL SHORT-TERM INVESTMENT (Cost - $9,669,746)

	TOTAL INVESTMENTS - 77.3% (Cost - $9,669,746)	9,669,746
	OTHER ASSETS LESS LIABILITIES - 22.7%	2,838,916
	NET ASSETS - 100.0%	$12,508,662

+	Reflects seven-day effective yield on October 31, 2020.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
October 31, 2020
FUTURES CONTRACTS

				Fair Value /
				Unrealized
Number of Long			Underlying Face/Notional	Appreciation
Contracts ^	Description	Expiration	Amount at Value	(Depreciation)
53	90 Days Eurodollar +	Dec-21	13,218,863	$(1,712)
82	91 Days Eurodollar +	Jun-21	20,459,000	(62)
61	91 Days Eurodollar +	Sep-21	15,219,500	(762)
31	90 Days Euro Euribor +	Jun-21	7,793,400	1,714
29	90 Days Euro Euribor +	Sep-21	7,291,325	320
38	90 Day Sterling +	Dec-21	4,751,188	(921)
49	90 Day Sterling +	Jun-21	6,125,919	(791)
35	90 Day Sterling +	Mar-22	4,374,125	(1,155)
47	90 Day Sterling +	Sep-21	5,876,763	(760)
66	Australian 3-Year Bond +	Dec-20	6,589,110	9,970
18	Australian 10-Year Bond +	Dec-20	1,785,060	5,547
13	BP Currency +	Dec-20	1,053,081	(2,762)
1	Brent Crude +	Dec-20	38,400	(3,080)
8	Brent Financial Last Day +	Nov-20	303,520	2,110
10	Canada 10-Year Bond +	Dec-20	1,510,400	(4,402)
2	CBOE VIX Index	Nov-20	68,200	(250)
10	CHF Currency +	Dec-20	1,364,625	(3,075)
6	Copper +	Dec-20	457,125	(1,375)
5	Corn +	Dec-20	99,625	(3,225)
4	Cotton No. 2 +	Dec-20	137,840	1,070
6	Crude Palm Oil +	Jan-21	451,650	428
6	DJIA Mini E-CBOT	Dec-20	791,820	(35,855)
8	Dollar Index +	Dec-20	752,336	1,931
5	Euro/GBP Currency +	Dec-20	562,031	(11,705)
2	EURO/JPY Currency +	Dec-20	30,487,500	(5,176)
41	Euro-BOBL +	Dec-20	5,570,670	21,256
8	Euro-BTP +	Dec-20	1,196,720	17,778
12	Euro-Bund +	Dec-20	2,113,800	8,531
6	Euro-Buxl +	Dec-20	1,372,560	40,867
23	Euro-OAT +	Dec-20	3,912,530	42,270
191	Euro-Schatz +	Dec-20	21,480,815	12,308
6	FCOJ-A +	Jan-21	102,915	465
6	FTSE China A50 Index	Nov-20	94,062	(236)
32	FTSE Taiwan Index	Nov-20	1,387,520	(3,820)
1	Gasoline RBOB +	Nov-20	43,352	(3,028)
3	Gold (OSE) +	Jun-21	18,789,000	(5,746)
2	Gold 100 Oz +	Dec-20	375,980	(8,750)
5	Hang Seng Index	Nov-20	6,039,250	(17,476)
8	HSCEI	Nov-20	3,914,400	(10,228)
2	Japanese 10-Year Bond +	Dec-20	303,760,000	(4,973)
28	Japanese Yen Currency +	Dec-20	3,345,125	5,150
6	Kerosene +	Mar-21	11,844,000	(10,665)
2	Lean Hogs +	Dec-20	52,460	(200)
4	LME Copper +	Dec-20	671,475	23,650
3	LME Lead +	Dec-20	136,219	(5,619)
1	LME Nickel +	Dec-20	90,846	3,246
18	LME Primary Aluminum +	Dec-20	833,850	14,895
1	LME Zinc +	Dec-20	62,938	800
3	Long Gilt +	Dec-20	407,040	(1,432)
3	Low Sulfur Gas Oil +	Nov-20	91,500	(8,275)
17	Mill Wheat +	Dec-20	174,463	3,610
1	NASDAQ 100 E-mini Index	Dec-20	220,926	(47)
24	New Zealand Currency +	Dec-20	1,586,400	9,600
17	Nikkei 225 Index (OSE)	Dec-20	38,896,000	(10,019)

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020
FUTURES CONTRACTS

				Fair Value /
				Unrealized
Number of Long			Underlying Face/Notional	Appreciation
Contracts ^	Description	Expiration	Amount at Value	(Depreciation)
3	NY Harbor ULSD +	Dec-20	137,920	$(9,748)
5	OMXS30 Index	Nov-20	859,750	(6,058)
11	Platinum (OSE) +	Aug-21	15,620,000	(7,556)
4	Platinum +	Jan-21	169,680	(4,895)
1	Robusta Coffee +	Jan-21	13,510	390
2	S&P 500 E-Mini Index	Dec-20	326,470	(8,668)
19	SGX Nifty 50	Nov-20	442,130	(6,076)
10	Soybean Oil +	Jan-21	528,125	(10,375)
17	Sugar #11 +	Feb-21	273,414	19,981
3	Swiss Federal Bond +	Dec-20	517,770	360
239	U.S. 5-Year Note (CBT) +	Dec-20	30,018,878	(26,020)
95	U.S. 10-Year Note (CBT) +	Dec-20	13,130,805	(33,476)
29	U.S. Long Bond (CBT) +	Dec-20	5,001,601	(42,337)
1	U.S. Ultra Bond (CBT) +	Dec-20	215,000	(5,594)
26	VSTOXX Index	Nov-20	81,120	17,243
10	Wheat (CBT) +	Dec-20	299,250	(4,413)
1	White Sugar (ICE) +	Nov-20	19,525	(225)
2	WTI Crude Oil +	Nov-20	71,580	(8,100)
3	Yen Denom Nikkei	Dec-20	34,717,500	(4,049)
Net Unrealized Depreciation from Long Futures Contracts				$(79,682)

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020
FUTURES CONTRACTS

				Fair Value /
				Unrealized
Number of Short			Underlying Face/Notional	Appreciation
Contracts ^	Description	Expiration	Amount at Value	(Depreciation)
(38)	90 Days Eurodollar +	Mar-21	9,480,525	$113
(1)	Amsterdam Index	Nov-20	106,500	1,152
(24)	Australian Dollar +	Dec-20	1,687,200	14,350
(4)	Canadian Dollar +	Dec-20	300,380	5
(2)	CAC 40 10 Euro Index	Nov-20	91,800	(1,264)
(4)	Canola +	Jan-21	43,408	162
(8)	Cattle Feeder +	Jan-21	536,500	(6,425)
(10)	Cocoa +	Dec-20	229,300	9,050
(5)	Cocoa +	Dec-20	80,250	3,276
(1)	DAX Index	Dec-20	289,100	29,163
(1)	E-Mini Russell 2000 Index	Dec-20	76,840	(815)
(8)	Euro FX +	Dec-20	1,165,500	13,563
(6)	Euro STOXX 50	Dec-20	177,540	2,617
(5)	FTSE 100 Index	Dec-20	278,175	4,683
(36)	FTSE KLCI	Nov-20	2,623,500	14,976
(4)	FTSE/JSE TOP 40	Dec-20	1,904,200	4,337
(1)	FTSE/MIB Index	Dec-20	89,505	403
(2)	Gasoline RBOB +	Dec-20	86,285	3,192
(1)	IBEX 35 Index	Nov-20	64,383	(446)
(1)	ICE ECX Emissions +	Dec-20	23,710	(513)
(2)	Live Cattle +	Dec-20	86,640	(1,030)
(2)	Live Cattle +	Feb-21	88,320	2,030
(3)	LME Copper +	Dec-20	503,606	(3,719)
(7)	LME Lead +	Dec-20	317,844	8,581
(20)	LME Primary Aluminum +	Dec-20	926,500	(44,738)
(2)	LME Zinc +	Dec-20	125,875	(4,838)
(5)	Maize +	Mar-21	46,125	1,629
(1)	Mexican Peso +	Dec-20	23,430	(105)
(8)	MSCI Singapore Index	Nov-20	220,520	2,551
(3)	Natural Gas +	Nov-20	100,620	(1,520)
(1)	NY Harbor ULSD +	Nov-20	45,608	1,751
(8)	OAT+	Dec-20	118,900	(738)
(2)	Platinum (OSE) +	Jun-21	2,840,000	753
(11)	Rapeseed +	Jan-21	212,300	(2,315)
(2)	Red Wheat +	Dec-20	55,225	938
(3)	Rubber (OSE) +	Mar-21	3,765,000	(8,818)
(4)	Soybean Meal +	Dec-20	151,440	(4,200)
(10)	Soybean Oil +	Dec-20	201,660	(2,808)
(12)	U.S. 2-Year Note (CBT) +	Dec-20	2,650,128	60
(1)	WTI Crude Oil +	Nov-20	35,790	(220)
(1)	WTI Crude Oil +	Dec-20	36,150	210
Net Unrealized Appreciation from Short Futures Contracts				$35,033
Net Unrealized Depreciation from Futures Contracts				$(44,649)

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020
FUTURES CONTRACTS

+	All or a portion of this investment is a holding of the Superfund Managed Futures Strategy (Cayman) Fund, Ltd.

^	All collateral for open futures contracts consists of cash included as deposits with the broker on the consolidated statement of assets and liabilities.

BP - British Petrolium

BOBL - Bundes Obligation

BTP - Business Transaction Protocol

CAC - French Stock Market Index

CBOE - Chicago Board Options Exchange

CBOT - Central Bank of Turkey

CBT - Chicago Board of Trade

CHF - Swiss Franc

DAX - Deutscher Aktienindex

DJIA - Dow Jones Industrial Average

ECX - The European Climate Exchange

FCOJ - Frozen Concentrated Orange Juice

FTSE - Financial Times Stock Exchange

HSCEI - Hang Seng China Enterprises Index

HSCEI - Hang Seng China Enterprises Index

IBEX - Spanish Stock Index

ICE - Intercontinental Exchange Inc.

JSE - Johannesburg Stock Exchange

KLCI - Kuala Lumpur Composite Index

LME - London Metal Exchange

MSCI - Morgan Stanley Capital International

NASDAQ - National Association of Securities Dealers Automated Quotations

OAT - Obligations Assimilables Du Tresor

OMXS - Stockholm Index

OSE - Osaka Securities Exchange

RBOB - Reformulated Gasoline Blendstock for Oxygen Blending

S&P - Standard & Poor’s

SGX - Stock Exchange of Singapore

STOXX - Stock Index of Eurozone Stocks

ULSD - Ultra Low Sulfur Diesel

VIX - Volatility Index

VSTOXX - Volatility Derivatives on Eurex Exchange

WTI - West Texas Intermediate

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020

Forward Foreign Currency Contracts

		Currency Units to				Unrealized Appreciation
Settlement Date	Counterparty	Receive/Deliver		In Exchange For		(Depreciation)
12/16/2020	ADM	200,000	AUD	148,036	USD	$(7,552)
12/16/2020	ADM	300,000	AUD	289,097	CAD	(6,140)
12/16/2020	ADM	200,000	AUD	15,626,800	JPY	(9,090)
12/16/2020	ADM	600,000	AUD	657,471	NZD	(13,087)
12/16/2020	ADM	200,000	AUD	218,004	NZD	(3,600)
12/16/2020	ADM	100,000	AUD	7,618,600	JPY	(2,681)
12/16/2020	ADM	100,000	AUD	7,633,700	JPY	(2,825)
12/16/2020	ADM	200,000	CAD	153,668	USD	(3,638)
12/16/2020	ADM	300,000	CAD	24,339,900	JPY	(7,928)
12/16/2020	ADM	169,076	CAD	100,000	GBP	(2,511)
12/16/2020	ADM	169,551	CAD	100,000	GBP	(2,155)
12/16/2020	ADM	95,339	CAD	100,000	AUD	1,276
12/16/2020	ADM	93,529	CAD	100,000	AUD	(81)
12/16/2020	ADM	93,217	CAD	100,000	AUD	(315)
12/16/2020	ADM	100,000	CAD	76,440	USD	(1,426)
12/16/2020	ADM	200,000	CHF	23,488,200	JPY	(6,311)
12/16/2020	ADM	200,000	CHF	222,469	USD	(3,959)
12/16/2020	ADM	100,000	CHF	84,727	GBP	(334)
12/16/2020	ADM	100,000	CHF	84,969	GBP	(647)
12/16/2020	ADM	100,000	CHF	85,419	GBP	(1,229)
12/16/2020	ADM	200,000	CHF	186,827	EUR	654
12/16/2020	ADM	200,000	CHF	186,722	EUR	776
12/16/2020	ADM	100,000	CHF	11,654,290	JPY	(2,296)
12/16/2020	ADM	100,000	CHF	11,645,290	JPY	(2,210)
12/16/2020	ADM	200,000	CHF	218,950	USD	(440)
12/16/2020	ADM	200,000	CHF	187,240	EUR	173
12/16/2020	INTL FCStone	60,000,000	CLP	77,942	USD	(444)
12/16/2020	INTL FCStone	60,000,000	CLP	77,942	USD	(444)
12/16/2020	INTL FCStone	60,000,000	CLP	77,942	USD	(444)
12/16/2020	INTL FCStone	120,000,000	CLP	155,581	USD	(585)
12/16/2020	INTL FCStone	3,600,000	CNH	522,967	USD	12,955
12/16/2020	INTL FCStone	600,000	CNH	89,355	USD	(35)
12/16/2020	INTL FCStone	300,000,000	COP	81,710	USD	(4,027)
12/16/2020	INTL FCStone	300,000,000	COP	81,722	USD	(4,038)
12/16/2020	ADM	6,000,000	CZK	228,815	EUR	(10,459)
12/16/2020	ADM	6,000,000	CZK	274,738	USD	(18,379)
12/16/2020	ADM	3,000,000	CZK	109,389	EUR	622
12/16/2020	ADM	1,200,000	DKK	193,573	USD	(5,617)
12/16/2020	ADM	1,200,000	DKK	188,445	USD	(489)
12/16/2020	ADM	280,531	EUR	100,000,000	HUF	9,798
12/16/2020	ADM	200,000	EUR	25,330,800	JPY	(9,240)
12/16/2020	ADM	200,000	EUR	239,938	USD	(6,721)
12/16/2020	ADM	113,174	EUR	3,000,000	CZK	3,791
12/16/2020	ADM	113,200	EUR	3,000,000	CZK	3,822
12/16/2020	ADM	113,048	EUR	3,000,000	CZK	3,645
12/16/2020	ADM	113,055	EUR	3,000,000	CZK	3,653
12/16/2020	ADM	111,991	EUR	1,200,000	NOK	5,076
12/16/2020	ADM	112,109	EUR	1,200,000	NOK	5,212
12/16/2020	ADM	100,000	EUR	91,326	GBP	(1,516)
12/16/2020	ADM	100,000	EUR	91,254	GBP	(1,423)
12/16/2020	ADM	100,000	EUR	91,106	GBP	(1,231)
12/16/2020	ADM	100,000	EUR	91,032	GBP	(1,135)
12/16/2020	ADM	114,258	EUR	1,200,000	SEK	(1,657)
12/16/2020	ADM	113,861	EUR	1,200,000	SEK	(2,121)
12/16/2020	ADM	109,025	EUR	3,000,000	CZK	(1,047)
12/16/2020	ADM	200,000	EUR	180,848	GBP	(698)
12/16/2020	ADM	109,214	EUR	3,000,000	CZK	(827)
12/16/2020	ADM	108,350	EUR	40,000,000	HUF	(584)
12/16/2020	ADM	200,000	EUR	233,876	USD	(659)
12/16/2020	ADM	107,168	EUR	1,200,000	NOK	(549)

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020

Forward Foreign Currency Contracts (Continued)

		Currency Units to				Unrealized Appreciation
Settlement Date	Counterparty	Receive/Deliver		In Exchange For		(Depreciation)
12/16/2020	ADM	178,984	GBP	200,000	EUR	$(1,713)
12/16/2020	ADM	82,922	GBP	100,000	CHF	(2,001)
12/16/2020	ADM	200,000	GBP	268,140	USD	(9,453)
12/16/2020	ADM	200,000	GBP	348,952	CAD	(3,079)
12/16/2020	ADM	200,000	GBP	28,288,800	JPY	(12,083)
12/16/2020	ADM	100,000	GBP	129,358	USD	(14)
12/16/2020	INTL FCStone	1,000,000,000	IDR	66,849	USD	1,248
12/16/2020	INTL FCStone	1,000,000,000	IDR	67,613	USD	484
12/16/2020	INTL FCStone	1,000,000,000	IDR	67,540	USD	557
12/16/2020	ADM	1,000,000	ILS	298,909	USD	(5,221)
12/16/2020	ADM	500,000	ILS	147,658	USD	(814)
12/16/2020	ADM	500,000	ILS	147,532	USD	(688)
12/16/2020	INTL FCStone	35,000,000	INR	472,027	USD	(1,589)
12/16/2020	INTL FCStone	20,000,000	INR	268,528	USD	293
12/16/2020	ADM	13,719,300	JPY	100,000	GBP	1,973
12/16/2020	ADM	13,712,000	JPY	100,000	GBP	1,903
12/16/2020	ADM	13,607,000	JPY	100,000	GBP	898
12/16/2020	ADM	13,551,500	JPY	100,000	GBP	367
12/16/2020	ADM	20,000,000	JPY	190,785	USD	648
12/16/2020	ADM	20,000,000	JPY	190,625	USD	808
12/16/2020	ADM	7,959,700	JPY	100,000	CAD	1,173
12/16/2020	ADM	7,950,600	JPY	100,000	CAD	1,086
12/16/2020	ADM	15,889,500	JPY	200,000	CAD	2,059
12/16/2020	ADM	7,914,200	JPY	100,000	CAD	737
12/16/2020	ADM	11,389,750	JPY	100,000	CHF	(236)
12/16/2020	ADM	7,506,300	JPY	100,000	AUD	1,606
12/16/2020	ADM	7,473,000	JPY	100,000	AUD	1,287
12/16/2020	ADM	7,428,600	JPY	100,000	AUD	862
12/16/2020	ADM	7,419,500	JPY	100,000	AUD	775
12/16/2020	ADM	11,351,200	JPY	100,000	CHF	(605)
12/16/2020	ADM	11,443,300	JPY	100,000	CHF	276
12/16/2020	ADM	11,456,010	JPY	100,000	CHF	398
12/16/2020	ADM	12,198,830	JPY	100,000	EUR	154
12/16/2020	ADM	7,315,570	JPY	100,000	AUD	(220)
12/16/2020	ADM	7,323,130	JPY	100,000	AUD	(147)
12/16/2020	ADM	20,000,000	JPY	191,552	USD	(119)
12/16/2020	ADM	14,726,280	JPY	200,000	AUD	471
12/16/2020	ADM	15,697,800	JPY	200,000	CAD	224
12/16/2020	INTL FCStone	400,000,000	KRW	337,430	USD	15,082
12/16/2020	INTL FCStone	200,000,000	KRW	177,352	USD	(1,096)
12/16/2020	ADM	1,000,000	MXN	45,917	USD	855
12/16/2020	ADM	1,000,000	MXN	45,969	USD	803
12/16/2020	ADM	1,200,000	NOK	138,144	USD	(12,628)
12/16/2020	ADM	1,200,000	NOK	109,711	EUR	(2,417)
12/16/2020	ADM	200,000	NZD	135,024	USD	(2,839)
12/16/2020	ADM	215,016	NZD	200,000	AUD	1,625
12/16/2020	ADM	214,616	NZD	200,000	AUD	1,361
12/16/2020	ADM	322,221	NZD	300,000	AUD	2,238
12/16/2020	ADM	108,276	NZD	100,000	AUD	1,320
12/16/2020	ADM	214,270	NZD	200,000	AUD	1,132
12/16/2020	ADM	200,000	NZD	132,850	USD	(665)
12/16/2020	ADM	106,160	NZD	100,000	AUD	(78)
12/16/2020	INTL FCStone	24,000,000	PHP	493,046	USD	2,957
12/16/2020	ADM	800,000	PLN	218,144	USD	(16,289)
12/16/2020	ADM	2,400,000	SEK	232,353	EUR	(1,159)
12/16/2020	ADM	1,200,000	SEK	139,381	USD	(4,489)
12/16/2020	ADM	1,200,000	SEK	115,865	EUR	(216)
12/16/2020	ADM	1,200,000	SEK	115,948	EUR	(311)
12/16/2020	ADM	600,000	SEK	68,700	USD	(1,254)
12/16/2020	ADM	600,000	SEK	68,956	USD	(1,510)

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020

Forward Foreign Currency Contracts (Continued)

		Currency Units to				Unrealized Appreciation
Settlement Date	Counterparty	Receive/Deliver		In Exchange For		(Depreciation)
12/16/2020	ADM	1,200,000	SEK	114,935	EUR	$869
12/16/2020	ADM	800,000	SGD	589,310	USD	(3,435)
12/16/2020	ADM	200,000	SGD	147,248	USD	(779)
12/16/2020	ADM	200,000	SGD	147,814	USD	(1,346)
12/16/2020	INTL FCStone	12,000,000	TWD	412,788	USD	6,809
12/16/2020	INTL FCStone	12,000,000	TWD	425,080	USD	(5,482)
12/16/2020	ADM	134,711	USD	40,000,000	HUF	7,782
12/16/2020	INTL FCStone	80,656	USD	6,000,000	RUB	5,527
12/16/2020	INTL FCStone	225,957	USD	800,000	PEN	4,610
12/16/2020	INTL FCStone	159,967	USD	600,000,000	COP	4,600
12/16/2020	INTL FCStone	245,449	USD	12,000,000	PHP	(2,552)
12/16/2020	ADM	65,393	USD	600,000	NOK	2,635
12/16/2020	ADM	128,128	USD	100,000	GBP	(1,216)
12/16/2020	ADM	146,319	USD	500,000	ILS	(527)
12/16/2020	ADM	145,921	USD	500,000	ILS	(923)
12/16/2020	ADM	65,218	USD	600,000	NOK	2,460
12/16/2020	ADM	65,354	USD	600,000	NOK	2,597
12/16/2020	ADM	75,277	USD	100,000	CAD	262
12/16/2020	ADM	75,340	USD	100,000	CAD	325
12/16/2020	ADM	129,921	USD	3,000,000	CZK	1,742
12/16/2020	ADM	130,647	USD	3,000,000	CZK	2,467
12/16/2020	ADM	63,995	USD	600,000	NOK	1,237
12/16/2020	ADM	127,480	USD	100,000	GBP	(1,863)
12/16/2020	ADM	103,953	USD	400,000	PLN	3,025
12/16/2020	ADM	103,461	USD	400,000	PLN	2,534
12/16/2020	ADM	145,654	USD	200,000	SGD	(815)
12/16/2020	INTL FCStone	65,833	USD	1,000,000,000	IDR	(2,264)
12/16/2020	ADM	70,515	USD	100,000	AUD	273
12/16/2020	ADM	74,603	USD	100,000	CAD	(411)
12/16/2020	ADM	74,681	USD	100,000	CAD	(333)
12/16/2020	ADM	128,738	USD	3,000,000	CZK	559
12/16/2020	ADM	128,906	USD	3,000,000	CZK	726
12/16/2020	ADM	66,202	USD	600,000	SEK	(1,244)
12/16/2020	ADM	66,435	USD	600,000	SEK	(1,011)
12/16/2020	INTL FCStone	75,895	USD	60,000,000	CLP	(1,603)
12/16/2020	INTL FCStone	75,847	USD	60,000,000	CLP	(1,652)
12/16/2020	ADM	290,203	USD	400,000	SGD	(2,735)
12/16/2020	ADM	43,924	USD	1,000,000	MXN	(2,849)
12/16/2020	ADM	44,020	USD	1,000,000	MXN	(2,753)
12/16/2020	ADM	70,152	USD	100,000	AUD	(90)
12/16/2020	ADM	290,024	USD	400,000	SGD	(2,913)
12/16/2020	INTL FCStone	88,805	USD	600,000	CNH	(516)
12/16/2020	INTL FCStone	105,671	USD	3,000,000	TWD	772
12/16/2020	INTL FCStone	179,509	USD	1,200,000	CNH	868
12/16/2020	ADM	102,023	USD	400,000	PLN	1,095
12/16/2020	ADM	102,229	USD	400,000	PLN	1,301
12/16/2020	ADM	75,301	USD	100,000	CAD	286
12/16/2020	INTL FCStone	52,187	USD	300,000	BRL	252
12/16/2020	INTL FCStone	52,187	USD	300,000	BRL	252
12/16/2020	ADM	67,188	USD	600,000	SEK	(258)
12/16/2020	ADM	67,146	USD	600,000	SEK	(300)
12/16/2020	ADM	146,278	USD	200,000	SGD	(190)
12/16/2020	INTL FCStone	75,382	USD	6,000,000	RUB	253
12/16/2020	INTL FCStone	221,294	USD	800,000	PEN	(53)
12/16/2020	ADM	150,348	USD	200,000	CAD	319
12/16/2020	ADM	126,583	USD	40,000,000	HUF	(347)
12/16/2020	INTL FCStone	103,430	USD	600,000	BRL	(440)
Net Unrealized Depreciation on Forward Foreign Currency Contracts						$(123,107)

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020

ADM - ADM Investor Services, Inc.

INTL FCStone - International FCStone, Inc.

AUD - Australian Dollar

BRL - Brazial Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

CNH - Chinese Yuan Reminbi

COP - Columbian Peso

CZK - Czech Koruna

DKK - Danish Krone

EUR - Euro

GBP - Great British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli New Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Sol

PHP - Philppine Peso

PLN - Poland ztoly

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TWD - Taiwan New Dollar

USD - U.S. Dollar

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
October 31, 2020

ASSETS
Investment securities:
At cost	$9,669,746
At fair value	$9,669,746
Deposits with broker	3,006,632
Dividends and interest receivable	826
Receivable for Fund shares sold	411
TOTAL ASSETS	12,677,615

LIABILITIES
Investment advisory fees payable	1,197
Net unrealized depreciation on futures contracts	44,649
Net unrealized depreciation on forward foreign currency contracts	123,107
TOTAL LIABILITIES	168,953
NET ASSETS	$12,508,662

Composition of Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$12,109,263
Accumulated earnings	399,399
NET ASSETS	$12,508,662

Net Asset Value Per Share:
Class A Shares:
Net Assets	$3,761,628
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	411,020
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.15

Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$9.71

Class I Shares:
Net Assets	$8,747,034
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	946,692
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.24

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended October 31, 2020

INVESTMENT INCOME
Interest	$60,071
TOTAL INVESTMENT INCOME	60,071

EXPENSES*
Investment advisory fees	378,961
Distribution (12b-1) fees: Class A	9,087
TOTAL EXPENSES	388,048

Less: Advisory fees waived by the Advisor	(378,961)
Less: 12b-1 fees waived by the Advisor	(9,087)

NET EXPENSES	—
NET INVESTMENT INCOME	60,071

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Security transactions	(3,486)
Futures contracts	1,139,703
Forward foreign currency contracts	336,201
1,472,418
Net change in unrealized (depreciation) on:
Securities transactions	(3,510)
Futures contracts	(240,558)
Forward foreign currency contracts	(123,107)
(367,175)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,105,243

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,165,314

*	See Note 4 to the consolidated financial statements for fee waiver.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
FROM OPERATIONS
Net investment income	$60,071	$92,614
Net realized gain on investments	1,472,418	1,495,259
Net change in unrealized appreciation (depreciation) on investments	(367,175)	182,881
Net increase in net assets resulting from operations	1,165,314	1,770,754

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(350,034)	—
Class I	(947,773)	—
Net decrease in net assets from distributions to shareholders	(1,297,807)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	569,692	34,422
Class I	253,062	4,500,000
Net asset value of shares issued in reinvestment of distributions:
Class A	350,034	—
Class I	767,699	—
Redemption fee proceeds:
Class A	340	3
Class I	800	7
Payments for shares redeemed:
Class A	(32,745)	(1,983)
Class I	(167,879)	—
Net increase in net assets from shares of beneficial interest	1,741,003	4,532,449

TOTAL INCREASE IN NET ASSETS	1,608,510	6,303,203

NET ASSETS
Beginning of Year	10,900,152	4,596,949
End of Year	$12,508,662	$10,900,152

SHARE ACTIVITY
Class A:
Shares Sold	59,372	3,783
Shares Reinvested	40,004	—
Shares Redeemed	(3,370)	(226)
Net increase in shares of beneficial interest outstanding	96,006	3,557

Class I:
Shares Sold	25,632	538,964
Shares Reinvested	86,942	—
Shares Redeemed	(16,894)	—
Net increase in shares of beneficial interest outstanding	95,680	538,964

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017		October 31, 2016
Net asset value, beginning of year	$9.29	$7.34	$10.49		$9.23		$9.45
Activity from investment operations:
Net investment income (loss) (1)	0.04	0.07	(0.17)		(0.24)		(0.29)
Net realized and unrealized gain (loss) on investments (4)	0.93	1.88	(1.45)		1.98		0.07
Total from investment operations	0.97	1.95	(1.62)		1.74		(0.22)
Less distributions from:
Net investment income	(1.11)	—	—		(0.48)		—
Net realized gains	—	—	(1.53)		—		—
Total distributions	(1.11)	—	(1.53)		(0.48)		—
Net asset value, end of year	$9.15	$9.29	$7.34		$10.49		$9.23
Total return (2)	11.00%	26.57%	(18.27)%		20.06%		(2.33)%
Net assets, at end of year (000s)	$3,763	$2,926	$2,287		$2,794		$2,337
Ratio of gross expenses to average net assets (5,7)	3.24%	3.24%	3.24	% (3)	3.21	% (3)	3.24	% (3)
Ratio of net expenses to average net assets (5,6)	0.00%	0.93%	3.24	% (3)	3.21	% (3)	3.24	% (3)
Ratio of net investment income (loss) to average net assets (5)	0.46%	0.77%	(2.01	)% (3)	(2.74	)% (3)	(3.08	)% (3)
Portfolio turnover rate	0%	0%	0%		0%		0%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return shown excludes the effect of applicable sales charges and redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Consolidated Statement of Operations due to the share transactions for the period.

(5)	Ratio is calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

(6)	Represents the ratio of expenses to average net assets net of expense reimbursements by the advisor.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expenses reimbursements by the Advisor.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017		October 31, 2016
Net asset value, beginning of year	$9.37	$7.40	$10.54		$9.27		$9.47
Activity from investment operations:
Net investment income (loss) (1)	0.05	0.10	(0.15)		(0.22)		(0.27)
Net realized and unrealized gain (loss) on investments (4)	0.93	1.87	(1.46)		1.99		0.07
Total from investment operations	0.98	1.97	(1.61)		1.77		(0.20)
Less distributions from:
Net investment income	(1.11)	—	—		(0.50)		—
Net realized gains	—	—	(1.53)		—		—
Total distributions	(1.11)	—	(1.53)		(0.50)		—
Net asset value, end of year	$9.24	$9.37	$7.40		$10.54		$9.27
Total return (2)	11.05%	26.62%	(18.07)%		20.41%		(2.11)%
Net assets, at end of year (000s)	$8,747	$7,974	$2,310		$2,818		$2,340
Ratio of gross expenses to average net assets (5,7)	2.99%	2.99%	2.99	% (3)	2.96	% (3)	2.99	% (3)
Ratio of net expenses to average net assets (5,6)	0.00%	0.46%	2.99	% (3)	2.96	% (3)	2.99	% (3)
Ratio of net investment income (loss) to average net assets (5)	0.48%	1.16%	(1.76	)% (3)	(2.49	)% (3)	(2.83	)% (3)
Portfolio turnover rate	0%	0%	0%		0%		0%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return shown excludes the effect of applicable redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Consolidated Statement of Operations due to the share transactions for the period.

(5)	Ratio is calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

(6)	Represents the ratio of expenses to average net assets net of expense reimbursements by the advisor.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expenses reimbursements by the Advisor.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
October 31, 2020

1.	ORGANIZATION

The Superfund Managed Futures Strategy Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on December 31, 2013. The investment objective is to seek positive absolute returns.

The Fund offers Class A and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will pay an initial sales charge of 1.00% on the purchase. Effective as of February 28, 2020, the Fund will waive the front-end sales charge on all direct purchases of Fund shares and for certain other investors as described in the Fund’s prospectus. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A shares. All classes are subject to a 1.00% redemption fee on redemptions made within 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Forward foreign exchange contracts are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost which approximates fair value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to, as needed, attend valuation meetings

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2020

held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value committee. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument; factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Short-Term Investment	$9,669,746	$—	$—	$9,669,746
Total	$9,669,746	$—	$—	$9,669,746
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts (1)	$44,649	$—	$—	$44,649
Forward Foreign Currency Contracts (2)	—	123,107	—	123,107
Total	$44,649	$123,107	$—	$167,756

(1)	Represents net unrealized depreciation on futures contracts.

(2)	Represents net unrealized depreciation on forward foreign currency contracts.

The Fund did not hold any Level 3 securities during the period.

See Consolidated Portfolio of Investments for more information related to the Fund’s investments.

Futures Contracts – Among other risks, which are disclosed in the Fund’s prospectus and statements of the additional information, and certain of which are discussed below, the Fund is subject to equity price risk, interest rate risk, foreign currency exchange rate risk and volatility risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Forward Foreign Currency Contracts – A Fund may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the Consolidated Statement of Operations.

Consolidation of Subsidiary – The consolidated financial statements of the Fund include Superfund Managed Futures Strategy (Cayman) Fund Ltd. (“Superfund-CFC”), a wholly-owned and controlled foreign subsidiary.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2020

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The Fund generally consolidates the results of subsidiaries in which the Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, the Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership. All significant inter-company accounts and transactions have been eliminated in consolidation.

A summary of the net assets of Superfund-CFC is as follows:

		CFC Net Assets
		at October 31,	% of Fund Net Assets at
	Inception Date of CFC	2020	October 31, 2020
Superfund-CFC	6/20/2014	$ 2,365,295	18.91%

For tax purposes, Superfund-CFC is an exempted Cayman investment company. Superfund-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, Superfund-CFC is a CFC which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, Superfund-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Please refer to the Fund’s prospectus and statement of additional information for a more full listing of risks associated with the Fund’s investments which include but are not limited to active trading risk, asset-backed securities risk, call option risk, commodities risk, counterparty credit risk, credit risk, currency risk, cybersecurity risk, derivatives risk, emerging markets risk, equity risk, expense waiver risk, fixed income risk, foreign (non-U.S.) investment risk, forward and futures contract risk, gap risk, hedging transactions risk, index risk, issuer-specific risk, leveraging risk, LIBOR risk, liquidity risk, management risk, market risk, market events risk, model risk, put option risk, regulatory risk, short sales risk, sovereign debt risk, subsidiary risk, tax risk, U.S. Government securities risk, valuation risk, volatility risk and written/sold options risk.

In accordance with its investment objective and through its exposure to the aforementioned managed futures program, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodities Risk – Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture, and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Counterparty Credit Risk – The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2020

Currency Risk – The risk that foreign currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk – The derivative instruments in which the Fund may invest, including futures, forwards, options, swaps, including total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Expense Waiver Risk – Beginning on February 26, 2019, the Advisor has agreed to waive all of the Fund’s unitary management fee and to absorb the Fund’s expenses (excluding front-end or contingent deferred loads; brokerage fees and commissions; borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) until February 28, 2021. There can be no assurance that the Advisor will continue to waive all or any portion of the unitary management fee and/or absorb Fund expenses beyond that date. Therefore, the fees and expenses applicable to your investment could increase significantly in the future.

Forward and Futures Contract Risk – The successful use of forward and futures contracts draws upon the Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Gap Risk – The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price.

Leveraging Risk – The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of a Fund’s other risks. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

Liquidity Risk – Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2020

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political vents affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Model Risk – The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors. Any imperfections or limitations in a model could affect the ability of the manager to implement strategies. By necessity, models make simplifying assumptions that limit their efficacy. Models relying on historical market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors. Such errors might never be detected, or might be detected only after the Fund has sustained a loss (or reduced performance) related to such errors. Moreover, an increasing number of market participants may rely on models that are similar to those used by the Adviser, which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio holdings, the Fund could suffer significant losses. In addition, changes in underlying market conditions can adversely affect the performance of a model.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2020

Subsidiary Risk – By investing in the Superfund-CFC, the Fund is indirectly exposed to the risks associated with the Superfund-CFC’s investments. The commodity-related instruments held by the Superfund-CFC are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Risk” above). The Superfund-CFC is not registered under the 1940 Act, and, unless otherwise noted in the Fund’s prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Superfund-CFC to operate as described in the Fund’s prospectus and Statement of Additional Information and could adversely affect the Fund.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset and liability derivatives available for offset under a master netting arrangement net of collateral pledged as of October 31, 2020.

Gross Amounts Not Offset in the
Consolidated Statement of Assets &
Assets:				Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
		Consolidated	Consolidated
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets &	Assets &	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Futures contracts	$385,035	$429,684	$(44,649)	$—	$—	$—
Foreign currency contracts	155,550	278,657	(123,107)	—	—	—
Total	$540,585	$708,341	$(167,756)	$—	$—	$—

(1)	Collateral pledged in table above is capped by the recorded investment balances related to futures contracts and forward foreign currency contracts based on the information that was available to the Fund as of October 31, 2020. Total collateral held by the broker as of October 31, 2020 in the form of cash was $3,006,632 as presented gross as deposits with broker on the Consolidated Statement of Assets and Liabilities.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2020

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities:

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of October 31, 2020:

	Asset Derivatives		Liability Derivatives
Contract Type/
	Consolidated Statement of		Consolidated Statement of Assets
Primary Risk Exposure	Assets and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity contracts:	Net unrealized appreciation on futures contracts	$79,272	Net unrealized depreciation on futures contracts	$111,470
Interest rate contracts:	Net unrealized appreciation on futures contracts	158,947	Net unrealized depreciation on futures contracts	118,234
Commodity contracts:	Net unrealized appreciation on futures contracts	102,217	Net unrealized depreciation on futures contracts	177,157
Foreign exchange contracts:	Net unrealized appreciation on futures contracts	44,599	Net unrealized depreciation on futures contracts	22,823
Foreign exchange contracts:	Net unrealized appreciation on forward foreign currency contracts	155,550	Net unrealized depreciation on forward foreign currency contracts	278,657

		$540,585		$708,341

Impact of Derivatives on the Consolidated Statement of Operations:

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended October 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate	Net realized gain (loss) from futures contracts
Equity/Currency/Commodity/Interest Rate	Net realized gain (loss) from forward foreign currency contracts

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the Fund for the year ended October 31, 2020:

Net Change in Unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statement of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	October 31, 2020
Futures Contracts	$(81,530)	$21,591	$(303,468)	$122,849	$(240,558)
Forward Foreign Currency Contracts	—	(123,107)	—	—	(123,107)
	$(81,530)	$(101,516)	$(303,468)	$122,849	$(363,665)

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	October 31, 2020
Futures Contracts	$555,865	$476,456	$(254,471)	$361,853	$1,139,703
Forward Foreign Currency Contracts	—	336,201	—	—	336,201
	$555,865	$812,657	$(254,471)	$361,853	$1,475,904

The notional value of the derivative instruments outstanding as of October 31, 2020 as disclosed in the Consolidated Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2020

period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Cash and Cash Equivalents – Cash and cash equivalents are held with a financial institution. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold, using the first-in-first-out cost method with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2017 to October 31, 2019, or expected to be taken in the Fund’s October 31, 2020 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2020

of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and futures contracts, for the year ended October 31, 2020, amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Superfund Advisors Inc. serves as the Fund’s investment advisor (the “Advisor”) . Pursuant to the Advisory Agreement, the Fund pays the Advisor a unitary management fee for the services and facilities it provides at the annual rate of 2.99% of the Fund’s average daily net assets. The unitary management fee is paid on a monthly basis. The Advisory Agreement will continue in effect year to year, provided that such continuation shall be specifically approved at least annually by the vote of a majority of the Trust’s Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Board, shareholders of the Fund or the Advisor may terminate the Advisory Agreement upon sixty (60) day notice. For the year ended October 31, 2020, the Advisor earned advisory fees of $378,961.

Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation. The Advisor’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Advisor for providing services to the Fund.

Effective February 26, 2019, the Advisor, pursuant to an Expense Limitation Agreement (the “Agreement”), has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund, including distribution and service (12b-1) fees and acquired fund fees and expenses, until February 28, 2021 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 0.00% of average daily net assets attributable to each of Class A and Class I shares, respectively. This Agreement may be terminated by the Board on 60 days’ written notice to the Advisor. This expense limitation arrangement was approved for an additional twelve-month period through February 28, 2022. There is no guarantee that this expense limitation arrangement will continue in place after February 28, 2022, at which time it will be determined whether such Agreement will be renewed or revised. For the year ended October 31, 2020, the Advisor waived management fees of $378,961. Waived fees are not subject to potential future recoupment.

The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets for Class A and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”), to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. The Fund’s Rule 12b-1 fee is contractually waived to 0.00% with respect to Class A until February 28, 2021. The agreement may be terminated by the Board on 60 days’ written notice to the Advisor. There is no guarantee that this fee waiver arrangement will continue in place after February 28, 2021, at which time it will be determined whether such arrangement will be renewed or revised. For the year ended October 31, 2020, pursuant to the Plan, Class A accrued $9,087 in 12b-1 fees, of which $9,087 was waived pursuant to the agreement. Waived Rule 12b-1 fees are not subject to potential future recoupment.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2020

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the year ended October 31, 2020, the Distributor received $232 in underwriting commissions for sales of Class A shares of which $32 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes excluding futures and its respective gross unrealized appreciation and depreciation at October 31, 2020, was as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$9,547,394	$1,058,934	$(994,849)	$64,085

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended October 31, 2020 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2020	October 31, 2019
Ordinary Income	$1,297,807	$—
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$1,297,807	$—

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,613,413	$—	$—	$(901,401)	$(376,496)	$63,883	$399,399

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2020

The difference between book basis and tax basis unrealized appreciation, accumulated net realized gain (loss) and accumulated net investment gain (loss) is primarily attributable to tax adjustments for the Fund’s wholly owned subsidiary and the mark-to-market on open futures contracts and forward foreign currency contracts.

At October 31, 2020, the Fund had capital loss carryforwards (“CLCF”) for federal income tax purposes available to offset future capital gains, as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$873,601	$27,800	$901,401	$—

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended October 31, 2020, the Fund assessed $1,140 in redemption fees.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a) 9 of the 1940 Act. As of October 31, 2020, Superfund USA Holdings, Inc., an affiliate of the Advisor, held 94.91% of the voting securities of the Fund.

9.	SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the consolidated financial statements were available to be issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust

and the Shareholders of Superfund Managed Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Superfund Managed Futures Strategy Fund (the Fund), a series of Two Roads Shared Trust, including the consolidated portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the related notes to the consolidated financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2020, by correspondence with the custodians and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Superfund Advisors Inc. advised investment companies since 2013.

Denver, Colorado
December 29, 2020

Superfund Managed Futures Strategy Fund
EXPENSE EXAMPLES
October 31, 2020 (Unaudited)

As a shareholder of Superfund Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Superfund Managed Futures Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Superfund Managed Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	5/1/20	10/31/20	5/1/20 – 10/31/20	5/1/120 – 10/31/20
Class A	$1,000.00	$948.20	$0.00	0.00%ǂ
Class I	1,000.00	947.70	0.00	0.00%ǂ

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	5/1/20	10/31/20	5/1/20 – 10/31/20	5/1/20 – 10/31/20
Class A	$1,000.00	$1,025.14	$0.00	0.00%ǂ
Class I	1,000.00	1,025.14	0.00	0.00%ǂ

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

**	Annualized.

ǂ	See Notes to Consolidated Financial Statements.

Approval of Advisory Agreement

Superfund Managed Futures Strategy Fund

At a meeting held on September 15-16, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the reapproval of the investment advisory agreement (the “Advisory Agreement”) between Superfund Advisors, Inc. (“Superfund” or the “Adviser”) and the Trust, on behalf of the Superfund Managed Futures Strategy Fund (“the Fund”).

In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by Superfund; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fees and overall expenses with those of comparable mutual funds; (vi) the anticipated level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security and (viii) information regarding the performance record of the Fund as compared to other mutual funds with similar investment strategies.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from Superfund. During the Meeting, the Board was advised by, and met in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law. The Board also noted that the evaluation process with respect to the Adviser was an ongoing one and that in this regard, the Board took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Adviser.

Matters considered by the Board in connection with its approval of the Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Superfund related to the services provided pursuant to the Advisory Agreement with the Trust on behalf of the Fund, including: the Advisory Agreement; a description of the manner in which investment decisions are made and executed; a review of the financial condition of Superfund; an overview of the personnel that perform advisory, compliance, and operational services for the Fund; a quarterly written report containing Superfund’s performance commentary; Superfund’s compliance program, including its business continuity policy and information systems security policy, and a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the Investment Company Act of 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); information regarding risk management processes and liquidity management; an annual review of the operation of Superfund’s compliance program; information regarding the Adviser’s and its affiliates’ compliance and regulatory history; and an independent report prepared by Broadridge analyzing the performance record and the fees and expenses of the Fund as compared to other mutual funds with similar investment strategies.

In reaching its conclusion with respect to the nature and quality of services to be provided by Superfund under the Advisory Agreement, the Board considered the level and sophistication of Superfund’s employees’ asset management, risk management, operations, and compliance experience. The Board discussed the Superfund’s strategy of investing in futures and derivatives on futures and noted that Superfund relied on sophisticated computer trading systems to generate automatic buy/sell signals, which Superfund had reviewed and made adjustments to in the course of the prior year. The Board noted that Superfund had not experienced any issues with liquidity or pricing Fund securities as a result of COVID-19. The Board also noted that on a regular basis it received and reviewed information from the Trust’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of Superfund and procedures reasonably designed to ensure compliance with federal securities laws. The Board noted that Superfund appeared to have adequate capacity to operate both its investment and compliance program, that Superfund had adopted cybersecurity and business continuity policies and procedures, and that Superfund’s risk management and associated policies appeared to be operating effectively to identify and monitor risks. The Board also considered the significant risks assumed by Superfund in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board also considered the financial condition and operations of Superfund during the COVID-19 pandemic and noted that there had been no material disruption of Superfund’s services to the Fund and that Superfund had continued to provide the same level, quality and extent of services to the Fund.

In considering the nature, extent, and quality of the services provided by Superfund, the Board also took into account its knowledge, acquired through discussions and reports during the preceding year and in past years, of Superfund’s management and the quality of the performance of Superfund’s duties. The Board concluded that Superfund had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the advisory services provided by Superfund to the Fund were satisfactory and reliable.

Performance. In considering the Fund’s performance, the Board noted that it had reviewed at its regularly scheduled meetings information about the Fund’s performance results. Among other data, the Board considered the performance of the Fund for the one-year, three-year, five-year, and since inception periods ended June 30, 2020 as compared to the Fund’s benchmark index (ICE Bank of America Merrill Lynch 3-Year Total Return Index) and against the performance of a group of peer funds (the “Peer Group”) provided by Broadridge, an independent third-party data provider. The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the fee comparisons may vary depending on the selection and asset size of the peer group.

The Board considered that the Fund had outperformed the median of its Peer Group and Morningstar category (Managed Futures) as well as the Fund’s benchmark for each of the one-year, three-year, five-year, and since inception periods. The Board noted that the Fund was the top performing fund in its Peer Group over all periods and that the Fund was the top performer in its Peer Group for the one-year and three-year periods. The Board took note of the Fund’s strong performance over the previous year and also took into account the Fund’s risk adjusted returns, as well as its risk management processes. The Board further noted that the Fund had been rated five stars by Morningstar. The Board also took into account Superfund’s discussion of the Fund’s performance, including in its quarterly reports during the past year. The Board concluded that the overall performance of the Fund was satisfactory.

Fees and Expenses. Regarding the costs of the services provided by Superfund with respect to the Fund, the Board considered a comparison of the Fund’s contractual advisory fee and net expense ratio to those of the funds within the Peer Group and to its Morningstar category.

The Board considered that the Fund’s contractual unitary fee was the highest advisory fee in its category by a small amount. The Board noted that most of the other funds in the category did not have a unitary fee structure, but there was at least one other similarly structured fund with a comparable expense level and unitary fee format. With respect to the Fund’s operating expense limitation agreement (the “Expense Limitation”), the Board took into account that Superfund had contractually agreed to reduce the Fund’s total annual fund operating expenses as well as distribution and service fees to 0.00% through February 28, 2021 and that the Fund’s net expense ratio under the Expense Limitation was the lowest in its Peer Group and Morningstar category. The Board noted, however, that the Expense Limitation was subject to expiration unless it was renewed for an additional year. In considering the level of the unitary fee and expense ratio with respect to the Fund, the Board noted Superfund’s discussion as to the reasonableness and competitiveness of the Fund’s gross and net fees and expenses. The Board noted that the majority of the Fund’s current shareholders were affiliates of Superfund and that the Fund was not being broadly marketed to outside investors.

Based on the factors above, the Board concluded that the advisory fee of the Fund was not unreasonable.

Profitability. The Board considered Superfund’s profitability and whether these profits were reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by Superfund based on current asset levels of the Fund, and considered that, under the Expense Limitation, Superfund will not directly profit from its relationship with the Fund and that Superfund’s profits from its relationship with the Fund were non-existent. The Board concluded that the profitability of Superfund and its affiliates from their relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Economies of Scale. The Board considered whether Superfund would realize economies of scale with respect to its management of the Fund as the Fund grows and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board noted that the Fund currently charged a unitary fee and did not have breakpoints. The Board considered the profitability analysis provided by Superfund and considered that Superfund had represented that it expected the Fund to achieve economies of scale at certain asset levels, but that at current asset levels, economies of scale was not a consideration. The Board noted that it would revisit whether additional economies of scale exist in the future once the Fund has achieved sufficient size.

Other Benefits. The Board also considered the character and amount of any other direct and incidental benefits to be received by Superfund from its association with the Fund. The Board considered that Superfund did not anticipate receiving any direct, indirect, or ancillary material “fall-out” benefits from its relationship with the Fund.

Conclusion. The Board, having requested and received such information from Superfund as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

In considering the Advisory Agreement renewal, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Superfund Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2020

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services) (2010-2016)	1	Altegris KKR Commitments Master Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean (since 2019) Chicago Kent Law School; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017- 2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	Altegris KKR Commitments Master Fund (since 2014); Centerstone Investors Trust (since 2016)

*	Information is as of October 31, 2020.

**	As of October 31, 2020, the Trust was comprised of 23 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. [The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

10/31/2020 – Two Roads v2

Superfund Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2020

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012- present); Vice President (2004 to 2012); Gemini Fund Services, LLC	N/A	N/A
Laura Szalyga Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014)	N/A	N/A
Richard A. Malinowski Year of Birth: 1983	Vice President Since Sep. 2018 Secretary Since 2013	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since February 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (April 2017 to February 2020); Vice President and Counsel (April 2016 – 2017) and AVP and Staff Attorney (September 2012 –March 2016).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of October 31, 2020.

**	As of October 31, 2020, the Trust was comprised of 23 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. [The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-61-SUPER.

10/31/2020 – Two Roads v2

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended October 31, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?	We collect your personal information, for example, when you
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-61-SUPER or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-61-SUPER.

Investment Advisor
Superfund Advisors Inc.
P.O. Box 1568
St. George’s
GRENADA

Administrator
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees, and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’s website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Gersten is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 – $15,750

2019 – $15,750

(b)	Audit-Related Fees

2020 – None

2019 – None

(c)	Tax Fees

2020 – $4,250

2019 – $4,250

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2020	2019
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $4,250

2019 - $4,250

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Two Roads Shared Trust

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, President/Principal Executive Officer

Date 1/6/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, President/Principal Executive Officer

Date 1/6/21

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Treasurer/Principal Financial Officer

Date 1/6/21